As filed with the Securities and Exchange Commission on March 14, 1996

                                                                       File Nos.
                                                                         2-94222
                                                                        811-4149

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  22                           (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   23                                         (X)

                            FRANKLIN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b)
  [ ]  on (date) pursuant to paragraph (b)
  [ ]  60 days after filing pursuant to paragraph (a)(i)
  [ ]  on (date) pursuant to paragraph (a)(i)
  [ ]  75 days after filing pursuant to paragraph (a)(ii)
  [X]  on June 1, 1996 pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuers most recent fiscal year was filed on April 25, 1995.



                            FRANKLIN TAX-FREE TRUST
                             CROSS REFERENCE SHEET
                                   FORM N-1A

                  Part A: Information Required in Prospectus
             Franklin Michigan Tax-Free Income Fund (NEW SERIES)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            N/A
                 Information

   4.            General Description of         "What Is the Franklin Tax-Free
                 Registrant                     Trust?"; "How Does the Fund
                                                Invest Its Assets?"; "What Are
                                                the Fund's Potential Risks?";
                                                "General Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     Not Applicable
                 Fund Performance


   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive from the Fund?"; How
                                                Taxation Affects You and the
                                                Fund"; "How Do I Get More
                                                Information About My
                                                Investment?"; "General
                                                Information"

   7.            Purchase of Securities Being   "How Do I Buy Shares?"; "What
                 Offered                        Programs and Privileges Are
                                                Available to Me as a
                                                Shareholder?"; "What If My
                                                Investment Outlook
                                                Changes?-Exchange Privilege";
                                                "Telephone Transactions"; "How
                                                Are Fund Shares Valued?"

   8.            Redemption or Repurchase       "What If My Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Do I Sell Shares?";
                                                "Telephone Transactions"; "How
                                                Do I Get More Information About
                                                My Investment?"; "General
                                                Information"

   9.            Pending Legal Proceedings      Not Applicable



                             CROSS REFERENCE SHEET
                                   FORM N-1A

                        Part B: Information Required in
                      Statement of Additional Information
                    (Franklin Arizona Tax-Free Income Fund,
                    Franklin Colorado Tax-Free Income Fund,
                   Franklin Connecticut Tax-Free Income Fund,
                     Franklin Indiana Tax-Free Income Fund,
              Franklin Michigan Tax-Free Income Fund (NEW SERIES),
                   Franklin New Jersey Tax-Free Income Fund,
                     Franklin Oregon Tax-Free Income Fund,
                  Franklin Pennsylvania Tax-Free Income Fund,
                 Franklin Puerto Rico Tax-Free Income Fund and
                   Franklin High Yield Tax-Free Income Fund)

10.              Cover Page                    Cover Page

11.              Table of Contents             Contents

12.              General Information and       "General Information"
                 History

13.              Investment Objectives and     "How Do the Funds Invest Their
                 Policies                      Assets?" "Investment
                                               Restrictions"

14.              Management of the Fund        "Officers and Trustees";
                                               "Investment Advisory and Other
                                               Services"

15.              Control Persons and           "Officers and Trustees";
                 Principal Holders of          "Investment Advisory and Other
                 Securities                    Services"; "General Information"

16.              Investment Advisory and       "Investment Advisory and Other
                 Other Services                Services"; "The Funds'
                                               Underwriter"

17.              Brokerage Allocation and      "How Do the Funds Purchase
                 Other Practices               Securities For Their Portfolios?"

18.              Capital Stock and Other       See Prospectus "General
                 Securities                    Information"

19.              Purchase, Redemption and      "How Do I Buy and Sell Shares?";
                 Pricing of Securities Being   "How Are Fund Shares Valued?"
                 Offered

20.              Tax Status                    "Additional Information Regarding
                                               Taxation"

21.              Underwriters                  "The Funds' Underwriter"


22.              Calculation of Performance    "General Information"
                 Data

23.              Financial Statements          Financial Statements


FRANKLIN MICHIGAN TAX-FREE INCOME FUND

FRANKLIN
TAX-FREE TRUST

PROSPECTUS JUNE 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The Michigan Tax-Free Income Fund (the "Fund"), is a non-diversified series of the Franklin Tax-Free Trust (the "Trust"),an open-end management investment company consisting of 28 separate series. This Prospectus relates only to the Michigan Tax-Free Income Fund. The Fund's investment objective is to seek to provide investors with as high a level of income exempt from federal income taxes and the personal income taxes of Michigan as is consistent with prudent investing, while seeking preservation of shareholders' capital.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful.

An SAI concerning the Fund, dated May 1, 1995, as amended June 1, 1996, and as may be further amended, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the SEC and is incorporated herein by reference. A copy is available without charge from the Trust or from Distributors at the address or telephone number shown above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.





CONTENTS                                              PAGE

Expense Table

What Is the Franklin Tax-Free Trust?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

How You Participate In the Results of the Fund's Activities

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are
 Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account

Important Notice Regarding
 Taxpayer IRS Certifications

Useful Terms and Definitions

Appendix A -
 Description of State Tax Treatment

Appendix B -
Special Factors Affecting Each State Fund

Appendix C -
 Description of Municipal Securities Ratings

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in a Fund. The figures are based on contractual management and Rule 12b-1 fees and estimates of the other operating expenses of the Fund for the current fiscal year.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering
price)                                              4.25%
Deferred Sales Charge                               None*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after fee waiver)                  0 .19%**
Rule 12b-1 Fees                                     0.15%***
Other Expenses:
   Shareholder Servicing  Costs         0.04%
  Reports to Shareholders               0.04%
  Other Expenses                        0.08%
Total Other Expenses                                0.16%
Total Fund Operating Expenses                       0.50%

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares of the Fund -- Contingent Deferred Sales Charge."

**The Manager has agreed in advance to waive a portion of its management fees so that the Fund's aggregate annual operating expenses do not exceed 0.50% of the Fund's average net assets for the current fiscal year. Absent this reduction, management fees and total operating expenses are expected to represent 0.63% and 0.94% of the Fund's average net assets. After February 28, 1997, the Manager may terminate this arrangement at any time.

***Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:


 ONE YEAR    THREE YEARS
     47*        58
*Assumes that a contingent deferred sale charge will not apply to Class I shares.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but each Fund's actual return may be more or less than 5%.

WHAT IS THE FRANKLIN TAX-FREE TRUST

The Trust is an open-end management investment company, commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust in September 1984 and registered with the SEC under the 1940 Act. The Trust currently consists of 28 separate series, most of which offer two classes of shares. Each Fund is a separate series of the Trust's shares and maintains a totally separate investment portfolio.

Shares of the Fund may be considered Class I shares, as described under "Useful Terms and Definitions," for redemptions, exchange and other purposes.

HOW DOES THE FUNDS INVEST ITS ASSETS?

The Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from the personal income taxes, if any, for resident shareholders Michigan. The Fund's objective is a fundamental policy and may not be changed without shareholder approval. There is, of course, no assurance that the Fund's objective will be achieved.

Although not anticipated, it is possible that up to 20% of the Fund's net assets could be in municipal securities from another state and the Fund could be invested in taxable obligations and municipal obligations, including "private activity bonds," the interest on which may be subject to the alternative minimum tax. The Fund would only make such investments on a temporary basis, when necessary, pending the investment or reinvestment in municipal obligations, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses. Any investments in taxable obligations would be in U.S. government securities, commercial paper rated in the highest grade (Prime-1, A-1, or F-1+) by Moody's, S&P, or Fitch, or in obligations of banks with assets of $1 billion or more. It is also possible that the Fund may generate short-term capital gain (taxable as ordinary income when distributed to shareholders) as a result of market transactions. See "How Taxation Affects You and the Fund." To the extent that Michigan requires that the Fund consist of a specified amount of obligations of that state or its political subdivisions and obligations of the U.S. and its possessions in order for any portion of its distributions to be exempt from income taxation, the Fund will endeavor to invest its net assets in such securities. This, however, is not a fundamental policy and in the event the Manager believes that investments in other permissible securities are necessary to protect the value of the Fund's shares, or if a shareholder's net return would be increased by investment in such respective state obligations that pay taxable income, investments in other permissible obligations may be made.

The Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB), Fitch (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's Manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated Baa are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. A description of the ratings is contained in Appendix C to this Prospectus.

The Manager considers the terms of the offering and various other factors in order to determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In making such determinations, the Manager typically
(i) interviews representatives of the issuer at its offices, conducting a tour and inspection of the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) performs analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (iii) compares other similar securities offerings to the issuer's proposed offering.

For temporary defensive purposes only, when the Manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, (i) the Fund may invest more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to federal income tax and (ii) the Fund may invest more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not to Michigan's personal income taxes. Such temporary investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or, in securities of other states, territories, their agencies or instrumentalities, or in the highest quality commercial paper rated A-1 by S&P, P-1 by Moody's, or F-1+ by Fitch.

As a fundamental policy, the Fund may (i) borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith (ii) lend up to 10% of its portfolio securities to qualified securities dealers, although the Fund currently intends to limit lending securities to no more than 5% of its total assets. More details in these types of transactions as well as a complete description of the Fund's investment restrictions are included under "Investment Restrictions" in the SAI.

TYPES OF SECURITIES THE FUND MAY PURCHASE

Municipal Securities. The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Trust has no restrictions on the maturities of municipal securities in which the Fund may invest. The Fund will seek to invest in municipal securities of such maturities that, in the judgment of the Fund and its Manager, will provide a high level of current income consistent with prudent investment. The Manager will also consider current market conditions.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

Private Activity Bonds. The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Code, and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum taxes, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to a corporate shareholder under the state franchise tax system.

Consistent with the Fund's investment objective, it may acquire private activity bonds if, in the Manager's opinion, the bonds represent the most attractive investment opportunity then available to the Fund.

VRDNs. The Fund may invest in variable or floating rate demand notes ("VRDNs") which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. These obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices on predesignated dates. Frequently VRDNs are secured by letters of credit or other credit support arrangements provided by banks. Because of the demand feature, the price of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature.

When-Issued Securities. The Fund may purchase and sell municipal securities on a "when-issued" and "delayed-delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

Callable Bonds. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 5 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Certificates of Participation. The Fund may invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Funds believe that this risk is mitigated by their policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P, or Fitch (except for the High Yield Fund which may invest in securities rated in any category of the NRSROs), or in unrated COPs believed by the Manager to be of comparable quality. Criteria considered by the rating agencies and the Manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the Manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100% but this rate should not be construed as a limiting factor in the operation of its portfolio.

WHAT ARE THE FUNDS' POTENTIAL RISKS?

General. While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce such risk. There are two categories of risks that the Fund is subject to: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's investments may rise. Price changes of debt securities held by a Fund have a direct impact on the net asset value per share of that Fund. Since the Fund generally will invest primarily in the securities of Michigan, there are certain specific factors and considerations concerning that state which may affect the credit and market risk of the municipal securities which the Fund purchases. These factors are described in Appendix B to this Prospectus and in the SAI.

The Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund was more broadly diversified. The Fund, however, intends to comply with the diversification and other requirements of the Code, applicable to "regulated investment companies" so that it will not be subject to federal income tax, and distributions to shareholders will be free from regular federal income tax to the extent they are derived from interest on municipal securities. For this reason the Fund will not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of a single issuer, or with respect to 50% of the Fund's total assets, more than 5% of such assets would be invested in the securities of a single issuer. This is not a fundamental policy of the Fund, and therefore can be modified without shareholder approval.

HOW YOU PARTICIPATE IN THE RESULTS OF
THE FUNDS' ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of your shares will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets.

In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

Advisers serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion, approximately $41 billion of which is in the municipal securities market.

The team responsible for the day-to-day management of the Fund's portfolio is:

Thomas Kenny
Senior Vice President.
Franklin Advisers, Inc.

Mr. Kenny has been responsible for portfolio recommendations and decisions of the Fund since its inception. He is director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and a Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry related committees and associations.

Andrew Jennings, Sr.
Vice President
Franklin Advisers, Inc.

Mr. Jennings has been responsible for portfolio recommendations and decisions of the Fund since its inception. He attended Villanova University in Philadelphia, has been in the securities industry for over 33 years and is a member of several municipal securities industry-related committees and associations. From 1985 to 1990 Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds Inc.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment policies and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Trust's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Trust's Code of Ethics.

The Fund is responsible for its own operating expenses including, but not limited to, the Manager's fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with, or interested persons of the Manager; salaries of any personnel not affiliated with the Manager; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; and printing and other expenses which are not expressly assumed by the Manager.

Under the management agreement the Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million.

During the start-up period of the Fund, Advisers has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses so that the Fund's aggregate annual operating expenses do not exceed .50% of the Fund's average net assets for the current fiscal year. The Manager may terminate this arrangement at any time after the current fiscal year.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive of such provisions limits a fund's allowable expenses as a percentage of its average net assets for each fiscal year to 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets in excess of $100 million.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it will be the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Trust as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities for Their Portfolios?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Investor Services in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLANS OF DISTRIBUTION

A plan of distribution has been approved and adopted for the Fund (the "Plan") under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or other in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distributions or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others under the Plan for distribution expenses is 0.15% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see the "The Funds' Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

You may receive two types of distributions from a Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. Daily allocation of net investment income will begin on the day after the Fund receives your money or settlement of a wire order trade and will continue to accrue through the day of receipt of your redemption request or the settlement of a wire order trade.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Funds in any of these ways:

1. Purchase additional shares of the Fund - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the reinvestment date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its net income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund continues to qualify to pay exempt-interest dividends to you. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for the Fund's shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state or political subdivisions of the state of residence of the shareholder, from interest on direct obligations of the federal government, or from interest on obligations of Puerto Rico, the U.S. Virgin Islands or Guam, they may also be exempt from personal income tax in such state. More information on the state taxation of interest from federal and municipal obligations is included in the section "State Income Taxes" below and in "Appendix A -- Description of State Tax Treatment."

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income will be subject to regular federal and state income taxes in your hands. In any fiscal year, the Fund may elect not to distribute to you its taxable ordinary income and to, instead, pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated, for tax purposes, as if received by you on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned shares of the Fund and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of the Fund's shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or a tax preference item under the federal alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in your hands, are includable in the tax base for determining the extent to which your social security or railroad retirement benefits will be subject to regular federal income tax. You are required to disclose the receipt of tax-exempt interest dividends on your federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by you to purchase or carry the Fund's shares may not be fully deductible for federal income tax purposes.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

STATE INCOME TAXES

The exemption of interest on tax-exempt municipal securities for federal income tax purposes does not necessarily result in exemption from the income, corporate or personal property taxes of any state or city when such income is distributed to shareholders of a mutual fund. Appendix A to this Prospectus discusses the tax treatment of the Fund with respect to distributions from the Fund to investors in Michigan. Generally, individual shareholders of the Fund are afforded tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency.

Pursuant to federal law, interest received directly from U.S. government obligations and from obligations of the U.S. territories is generally exempt from taxation by all states and their municipal subdivisions. Michigan's treatment of dividends paid from the interest earned on direct federal and U.S. territorial obligations is discussed in "Appendix A, Description of State Tax Treatment."

You should consult your tax advisors with respect to the applicability of other state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

Additional information on tax matters relating to the Fund and its shareholders is included under the caption "Additional Information Regarding Taxation" in the SAI.

HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. To open you account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

PURCHASE PRICE OF FUND SHARES

You may buy shares at the public offering price, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES

The sales charge you pay when you buy shares may be reduces based upon the size of your purchase, as shown in the table below.

                           TOTAL SALES CHARGE
                           AS A PERCENTAGE OF
                                                               AMOUNT ALLOWED TO
                                                                  DEALER AS A
SIZE OF TRANSACTION                               NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE              OFFERING PRICE     INVESTED      OFFERING PRICE*


Under $100,000                 4.25%              4.44%         4.00%
$100,000 but less than         3.50%              3.63%         3.25%
$250,000
$250,000 but less than         2.75%              2.83%         2.50%
$500,000
$500,000 but less than         2.15%              2.20%         2.00%
$1,000,000
$1,000,000 or more             None**             None         None***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times reallow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of payments Distributors may make to securities dealers out of its own resources.

Rights of Accumulation. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

Letter of Intent. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

       You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

       You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

       We will include the reserved shares in the total shares you own as reflected on your periodic statements.

       You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

       Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

Group Purchases. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.5%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

PURCHASES AT NET ASSET VALUE

You may invest money from the following sources in Class I shares of the Fund without paying front-end or contingent deferred sales charges.

(i) a distribution that you have received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties, Inc., if the distribution is returned within 365 days of its payment date. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive from the Fund?" or call Shareholder Services at 1-800/632-2301; or

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase Class I shares of the Fund at net asset value regardless of the source of the investment proceeds. If you or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or the Manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

If you qualify to buy shares at net asset value as discussed in this section, please specify in writing the privilege that applies to your purchase and include that written statement with your purchase order. We will not be responsible for purchases that are not made at net asset value if this written statement is not included with your order.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

GENERAL

The Fund continuously offers its shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares. Currently, the Fund does not allow investments by Market Timers.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the purchase price to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraph (ix) under "Purchases at Net Asset Value" above. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the U.S. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Fund who are affiliated with Distributors. See "Officers and Trustees."

WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?


CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, shares must be held either in plan balance or, where share certificates are outstanding, deposited with the Fund. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of buying, selling or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of another Franklin Templeton Fund eligible for sale in your state of residence and in conformity with that fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. You may choose to sell your shares of the Fund and buy Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

You or your investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated TeleFACTS(R) system (day or night) at 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions -- Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares?" -- Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.


If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the account in the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI
 .

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

The Fund currently will not accept investments from Market Timers.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time and receive from the Fund the value of the shares. You may sell shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
or

 (5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers that are members of a national securities exchange or a clearing agency or that have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

When shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone. You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities that qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more, redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in," "first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: specified net asset value purchases discussed under "How Do I Buy Shares? - Purchases at Net Asset Value"; exchanges; any account fees; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash these checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In these situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION
ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.


From a touch-tone phone you may access TeleFACTS(R). By calling the TeleFACTS system (day or night)at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 179. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided.

                                                          HOURS OF OPERATION
                                                        (PACIFIC TIME)(MONDAY
DEPARTMENT NAME                   TELEPHONE NO.            THROUGH FRIDAY)

Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 8:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-2020     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return, taxable equivalent yield, taxable equivalent and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price for one-, five-, and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield for the Fund, which are calculated according to a formula prescribed by the SEC (see "General Information in the SAI) are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to that of a fund which invests in tax-exempt obligations. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against the Fund's income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Trust's fiscal year ends February 28. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust was organized as a Massachusetts business trust on September 18, 1984. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series or classes may be added in the future by the Board. Following is a list of the 28 series currently authorized by the Board:

Franklin Alabama Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Arizona Insured Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Florida Insured Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Indiana Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Massachusetts Insured Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Michigan Insured Tax-Free Income Fund

Franklin Minnesota Insured Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Ohio Insured Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Puerto Rico Tax-Free Income Fund

Franklin Texas Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

All series, except Indiana, Arizona Insured, Florida Insured, Kentucky, Michigan and Intermediate-Term Funds currently offer Classes I and II. The remaining five series may in the future offer Class II and all series may offer other classes.


Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust may however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended.

Advisers - Franklin Advisers, Inc., the Fund's investment manager.

Board - The Board of Trustees of the Trust.

Class I and Class II - "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

Exchange - New York Stock Exchange.

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - the Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Investor Services - Franklin/Templeton Investor Services, Inc.

Letter - Letter of Intent.

Manager - Franklin Advisers, Inc., the Fund's investment manager.

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Net asset value (NAV) - the value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV per share next calculated after we receive your request in proper form.

Offering price - The public offering price is equal to the net asset value per share plus the 4.25% sales charge.

Proper Form (Purchases) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information.

SEC - Securities and Exchange Commission.

Securities Dealer - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system.

Templeton Funds - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

U.S. - United States

APPENDIX A -
DESCRIPTION OF MICHIGAN TAX TREATMENT

The following information on the state income tax treatment of dividends from Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. Investors may be subject to local taxes on dividends or the value of their shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Section 206.30(1) of the Michigan Compiled Laws generally provides that interest income from obligations of the state of Michigan, its political or governmental subdivisions, or obligations of the U.S., its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands) is exempt from state personal income tax. Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Tax-Free Income Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed-through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations, or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gains earned by the Fund are included in each shareholder's Michigan taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

Section 205.133(b) of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political and governmental subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Tax-Free Income Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by such fund. Capital gains from a regulated investment company that are reinvested in additional shares of the Fund are exempt from intangibles taxes, where as capital gains distributed in cash are taxable.

APPENDIX B -
SPECIAL FACTORS AFFECTING THE FUND

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of Michigan, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund. The market value of the shares of the Fund may fluctuate due to factors such as changes in interest rates, matters affecting Michigan or for other reasons. Additional information is included in the SAI.

For over a decade, Michigan's economy has been evolving from a heavy manufacturing base to a more diversified base increasingly reliant on services and trade. This evolution has resulted in per capita income dropping from 108% of the national average in 1977 to 98% of the national average in 1992. While manufacturing remains important--23% of total jobs in 1991 versus 17% nationally--it constitutes a smaller share than in the 1970s when it accounted for 35% of total jobs. Manufacturing is concentrated in the automotive industry, which has reduced its employment from 10.8% of total employment in 1979 to 6.9% in 1989.

Michigan is, however, experiencing strong economic growth and total employment has reached an all time high with unemployment below the national average for the first time in 20 years. Michigan's employment is expected to grow by 2.9% and 1.2% in 1995 and 1996, respectively, with estimated unemployment rates of 5.4% and 5.9%, respectively, for the same time periods.

APPENDIX C -
MUNICIPAL BONDS

MOODY'S

AAA: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH

AAA BONDS: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA BONDS: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A BONDS: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB BONDS: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB BONDS: Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B BONDS: Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC BONDS: Have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC BONDS: Minimally protected. Default in payment of interest and/or principal seems probable over time.

C BONDS: Imminent default in payment of interest or principal.

DDD, DD AND D BONDS: Are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

_ Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

-
MUNICIPAL NOTES

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

MOODY'S

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.




FRANKLIN
TAX-FREE TRUST

STATEMENT OF
ADDITIONAL INFORMATION
MAY 1, 1995,


 AS AMENDED JUNE 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

CONTENTS                                                    PAGE



How Do the Funds Invest Their Assets?

What Are the Funds' Potential Risks?

Investment Restrictions

Officers and Trustees

Investment Advisory and Other Services

How Do the Funds Purchase Securities for Their Portfolios?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?

Additional Information
  Regarding Taxation

The Trust's Underwriter

General Information

Financial Statements

Appendix

Franklin Tax-Free Trust (the "Trust") is an open-end investment company consisting of 28 separate series. This Statement of Additional Information (the "SAI") relates to the ten series shown below, eight of which, as noted, are currently offering two classes of shares:



CLASS I



Franklin Arizona Tax-Free Income Fund, Class I Franklin Colorado Tax-Free Income Fund, Class I Franklin Connecticut Tax-Free Income Fund, Class I Franklin High Yield Tax-Free Income Fund, Class I Franklin Indiana Tax-Free Income Fund, Class I Franklin Michigan Tax-Free Income Fund, Class I Franklin New Jersey Tax-Free Income Fund, Class I Franklin Oregon Tax-Free Income Fund, Class I Franklin Pennsylvania Tax-Free Income Fund, Class I Franklin Puerto Rico Tax-Free Income Fund, Class I



CLASS II

Franklin Arizona Tax-Free Income Fund, Class II Franklin Colorado Tax-Free Income Fund, Class II Franklin Connecticut Tax-Free Income Fund, Class II Franklin High Yield Tax-Free Income Fund, Class II Franklin New Jersey Tax-Free Income Fund, Class II Franklin Oregon Tax-Free Income Fund, Class II Franklin Pennsylvania Tax-Free Income Fund, Class II Franklin Puerto Rico Tax-Free Income Fund, Class II



This class structure ("multiclass") allows you to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on your investment in a Fund.

Each Fund may, separately or collectively, be referred to as the "Fund" or "Funds, "State Funds" or individually by the state, territory or investment policy included in its name. Each Fund may also be referred to as Class I or Class II shares, as required within the context of the discussion. The Indiana and Michigan Funds will be included in all discussions pertaining to Class I in this SAI.

The principal investment objective of each Fund, except the High Yield Fund, is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The High Yield Fund seeks to provide investors with a high current yield exempt from federal income taxes by investing primarily in municipal securities which have been rated in the lower-grade categories by one of the various "nationally recognized statistical rating organizations" ("NRSROs") such as Moody's Investors Service ("Moody's"), Standard and Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or in unrated municipal securities deemed to be of comparable quality by the Fund's investment manager. As a secondary objective, the High Yield Fund will seek capital appreciation to the extent that this is possible and is consistent with its principal investment objective. The investment objectives of each Fund are fundamental policies. Each Fund, other than the High Yield Fund, also seeks to provide a maximum level of income exempt from state personal income taxes, if any, to shareholders resident in the named state. The Puerto Rico Fund seeks to provide a maximum level of income which is exempt from the personal income taxes of the majority of states. The Connecticut and Michigan Funds are non-diversified; the other Funds are diversified.



Generally, the High Yield Fund invests in a diversified portfolio of municipal securities from different states. Each State Fund invests primarily in municipal securities issued by its respective state and the state's political subdivisions, agencies, and instrumentalities.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE FUNDS' PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE A YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.



A Prospectus for the Michigan Fund dated June 1, 1996 and a Prospectus for the other Funds dated May 1, 1995, as amended December 5, 1995, provide the basic information you should know before investing in the Funds and may be obtained without charge from the Trust or from the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

HOW DO THE FUNDS INVEST THEIR ASSETS?



As noted in the Prospectus, the Puerto Rico Fund seeks to provide a maximum level of income which is exempt from the personal income taxes of the majority of states; the High Yield Fund seeks to provide investors with a high current yield exempt from federal income taxes by investing primarily in lower-rated or unrated municipal securities; and the State Funds seek to provide a maximum level of income which is exempt from the personal income taxes for resident shareholders of the named state.

Although the Trust seeks to invest all the assets of each Fund in a manner designed to accomplish the objective of each Fund, there may be times when market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes, a State Fund may invest more than 20% and up to 100% of the value of its net assets in instruments the interest on which is exempt from federal income taxes only, and each Fund may invest more than 20% and up to 100% of its net assets in taxable, fixed-income obligations. To the extent that the states of Connecticut and New Jersey require dividends to be derived exclusively from interest on obligations of such states or of the United States ("U.S.") and its territories in order to be tax-exempt, the Trust will endeavor to meet such requirements. The policy followed by these Funds of attempting to meet these state requirements in order to distribute tax-exempt income is not a fundamental policy with respect to the Funds and may be changed without notification to shareholders. If, due to unusual market or political conditions, investments in securities as described above would be advisable, in the investment manager's opinion, in order to protect the value of the Funds' shares or their net yield, such investments may be made, notwithstanding the potential state income tax effects.

It is the policy of each Fund that illiquid securities (including illiquid securities with contractual or other restrictions on resale or instruments which are not readily marketable or have no readily ascertainable market value) may not constitute, at the time of the purchase or at any time, more than 10% of the value of the total net assets of the Fund.



TYPES OF SECURITIES THE FUNDS MAY PURCHASE



The Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which each of the Funds may invest.

MUNICIPAL NOTES

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment.

ZERO COUPON BONDS. A Fund's investment in zero coupon and delayed interest bonds may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments. Zero coupon securities make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer receives a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

Because zero coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance the value of such securities is generally more volatile than other fixed-income securities. Since zero coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

In order to generate cash to satisfy distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS. A Fund may invest a portion of its assets in convertible and step coupon bonds. The convertible bonds which a Fund may purchase are zero coupon securities until a predetermined date at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen at the time of issuance.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNS"). As stated in the Prospectus, VRDNs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable to the prevailing market rate for similar investments at intervals ranging from daily up to six months pursuant to an adjustment formula, calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.

WHEN-ISSUED PURCHASES. New issues of municipal securities are frequently offered on a when-issued basis; that is, payment for and delivery of the securities (the "settlement date") normally takes place after the date that the offer is accepted. The purchase price and the yield that will be received on the securities are fixed at the time the buyer enters into the commitment. While the Trust will always make commitments to purchase such securities with the intention of actually acquiring the securities, it may nevertheless sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Trust's intention to have each Fund fully invested to the extent practicable and subject to the policies stated in the Prospectus. At the time a Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that any Fund's net asset value or income will be adversely affected by the purchase of municipal bonds on a when-issued basis. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Municipal Securities may also be sold in "stripped" form. Stripped Municipal Securities represent separate ownership of interest and principal payments on municipal obligations.

CALLABLE BONDS. These are municipal bonds which are issued with provisions which prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Funds' investment manager, the Funds believe they have reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call dates, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in a Fund's portfolio, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a Fund's callable bonds may have an impact on such Fund's net asset value. In light of the Funds' pricing policies and because the Funds follow certain amortization procedures required by the Internal Revenue Service, the Funds are not expected to suffer any material adverse impact related to the value at which the Funds have carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the reinvestment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call will not have a more substantial impact than anticipated or that the Funds' objectives will be achieved.

ESCROW-SECURED BONDS OR DEFEASED BONDS are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P, Moody's and Fitch.

U.S. GOVERNMENT OBLIGATIONS which may be owned by a Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER refers to promissory notes issued by corporations in order to finance their short-term credit needs.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Funds may also invest, to the extent such investments would be consistent with the foregoing objectives and policies.

LENDING PORTFOLIO SECURITIES. As discussed in the Prospectus, each Fund may lend its portfolio securities, not to exceed 10% of such Fund's total net assets, to qualified securities dealers or other institutional investors. The lending of securities is a common practice in the securities industry. A Fund may engage in security loan arrangements with the primary objective of increasing such Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and such Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to such Fund and its shareholders. A Fund may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

Income derived by a Fund from securities lending transactions and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders.

INVESTMENT RESTRICTIONS



The Trust has adopted the following restrictions as fundamental policies of each Fund which means they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust or of such Fund or (ii) 67% or more of the shares of the Trust or of such Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund MAY NOT:



 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude a Fund from loaning portfolio securities to broker/dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut Fund, which will not purchase a security if, as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

TRUSTEES AND OFFICERS



The Board of Trustees (the "Board") has the responsibility for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111



Trustee



President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045



Trustee



President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945



Trustee



Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105



Trustee



Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404



Chairman of the Board and Trustee



President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404



President and Trustee



Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (65)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014



Trustee



General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director, trustee or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817



Trustee



Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404



Vice President



Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Don Duerson
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Employee of Franklin Resources, Inc. and its subsidiaries in senior portfolio management capacities; officer of one investment company in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404



Vice President and Chief Financial Officer



Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404



Vice President and Secretary



Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (32)
777 Mariners Island Blvd.
San Mateo, CA 94404



Vice President

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.



Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404



Treasurer and Principal Accounting Officer



Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404



Vice President



Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,300 per month plus $1,300 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of FundsAE and the Templeton Group of Funds ("Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.






                                                                 NUMBER OF
                                              TOTAL FEES       BOARDS IN THE
                                             RECEIVED FROM        FRANKLIN
                             TOTAL FEES      THE FRANKLIN        TEMPLETON
                           RECEIVED FROM    TEMPLETON GROUP  GROUP OF FUNDS ON
                             THE TRUST*       OF FUNDS**        WHICH EACH
                                                                   SERVES***

NAME

Frank H. Abbott,III           $32,500          $176,870              30
Harris J. Ashton               31,200           319,925              54
S. Joseph Fortunato            31,200           336,065              56
David W. Garbellano            31,200           153,300              29
Frank W.T. LaHaye              31,200           150,817              25
Gordon S. Macklin              31,200           303,685              51



*For the fiscal year ended February 1, 1995 **For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors [trustees] are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.


Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 7, 1995, the officers and trustees, as a group, owned of record and beneficially 22,640 shares of the New Jersey Fund, which shares are less than 1% of the total outstanding shares of the Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



INVESTMENT ADVISORY AND OTHER SERVICES



The investment manager for each Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Funds to purchase, hold or sell and the selection of brokers through whom the portfolio transactions of each Fund are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Trust's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Trust; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Funds.. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated February 28, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Trust. Similarly, with respect to the Trust, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Trust or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.



The table below sets forth the management fees which each Class I shares was obligated to pay Advisers:

FISCAL YEAR ENDED FEBRUARY 28:
                                          MANAGEMENT FEES
FUND - CLASS I       1995               1994                1993
--------------       ----               ----                ----
Arizona Fund         $ 3,571,548        $ 3,701,321         $ 3,131,852
Colorado Fund        1,081,347          1,046,886              791,120
Connecticut Fund     892,225            876,259                665,608
High Yield Fund      14,863,761         14,279,943          11,262,179
Indiana Fund         284,741            272,338                184,624*
New Jersey Fund      2,640,430          2,552,530            1,941,488
Oregon Fund          1,831,692          1,832,220            1,390,785
Pennsylvania Fund    2,880,051          2,828,236            2,257,960
Puerto Rico Fund     986,561            936,205                759,846

*After reduction by the Manager, the Fund paid management fees of $145,359.



The management agreement is in effect until March 31, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or as to each Fund by a vote of the holders of a majority vote of the outstanding voting securities of such Fund, and in either event by a majority vote of the trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Trust or one or more of its Funds or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend-paying agent. Investor Services is compensated by each Fund on the basis of a fixed fee per account.

Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.



Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended February 28, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated February 28, 1995.



HOW DO THE FUNDS PURCHASE
SECURITIES FOR THEIR PORTFOLIOS

Since most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not purchase bonds in underwritings where they are not given any choice, or only limited choice, in the designation of dealers to receive the commission. The Trust seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of shares of a Fund may also be considered as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions.



If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as any Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.



During the past three fiscal years ended on February 28, 1995, the Funds paid no brokerage commissions. As of February 28, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserves the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.



Shares are eligible to receive dividends beginning on the first business day following settlement of the purchase transaction through the date on which a Fund writes a check or sends a wire on redemption transactions.



If, in connection with the purchase of shares of a Fund, you submit a check or a draft that is returned unpaid to a Fund, that Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Funds marked "unable to forward" by the postal service will be deemed to be a request by you to change your dividend option and to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

Each Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares will be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS           SALES
                       --------
                                         CHARGE
Up to $100,000                             3%
$100,000 to $1,000,000                     2%
Over $1,000,000                            1%



PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS



Orders for the purchase of shares of a Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from failure to do so must be settled between you and the securities dealer. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or on if its affiliates, and the securities dealer.

With respect to purchases made at net asset value by certain trust companies and trust departments of banks, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT

You may qualify for a reduced sales charge on the purchase of Class I shares of the Funds as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. If you execute a Letter prior to a change in the sales charge structure for a Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure, or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.



REDEMPTIONS IN KIND



Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.



REDEMPTIONS BY THE FUNDS



Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the your prior voluntary redemption of shares. Until further notice, it is the present policy of the Funds not to exercise this right if your account has a value of $50 or more. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.



REPORTS TO SHAREHOLDERS



The Funds send annual and semiannual reports regarding each Fund's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may call Fund Information at 1-800/DIAL BEN.



SPECIAL SERVICES



The Franklin Templeton Institutional Services Department, provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee which the Funds normally pay Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED

As noted in the Prospectus, each Fund calculates the net asset value of each class as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the net asset value of each class of a Fund. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.



ADDITIONAL INFORMATION REGARDING TAXATION



As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains and to the alternative minimum tax on a portion of its tax-exempt income distributions (including tax-exempt interest dividends) will be taxable dividend income to the extent of a Fund's available earnings and profits.



The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions, which are declared in October, November or December but which, for operational reasons, may not be paid to shareholders until the following January, will be treated for tax purposes as if paid by the Funds and received by shareholders on December 31 of the calendar year in which they are declared. The Funds intend as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but do not guarantee that the distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of a Fund's shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of such Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or another Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of a Fund's shares.

Since each Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of any of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by any Fund for the fiscal year ended February 28, 1995, qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of any Fund of the Trust to invest in such obligations, the Funds are authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, any affected Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Fund.

THE TRUST'S UNDERWRITER



Pursuant to an underwriting agreement in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for both classes of shares of each Fund. The underwriting agreement will continue in effect for successive annual periods, provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the outstanding voting securities of each Fund, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Trust pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends for Class I shares were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of Class I shares underwriting commissions received by Distributors, and the net underwriting commissions retained by Distributors, after allowances to dealers, for each of the three fiscal years ending on February 28, 1995 were as follows:



                                              NET
                           TOTAL          UNDERWRITING
                        COMMISSIONS       COMMISSIONS
FUND                      RECEIVED          RETAINED
----                      --------          --------
1995
Arizona Fund            $ 2,104,781        $ 111,192
Colorado Fund             797,125            44,768
Connecticut Fund          642,299            35,101
High Yield Fund          13,569,789         730,196
Indiana Fund              200,372            10,647
New Jersey Fund          2,338,378          125,247
Oregon Fund              1,145,080           63,384
Pennsylvania Fund        2,302,144          117,424
Puerto Rico Fund          787,985            39,822

1994
Arizona Fund             4,856,037          246,362
Colorado Fund            1,851,780           85,769
Connecticut Fund         1,525,567           67,668
High Yield Fund          28,269,127        1,152,341
Indiana Fund              512,478            18,881
New Jersey Fund          5,864,699          245,225
Oregon Fund              3,420,681          169,738
Pennsylvania Fund        5,211,610          233,882
Puerto Rico Fund         1,580,955           73,313

1993
Arizona Fund             4,548,313          205,689
Colorado Fund            1,627,553           66,144
Connecticut Fund         1,457,153           54,203
High Yield Fund          23,636,987        1,045,852
Indiana Fund              367,784            14,436
New Jersey Fund          4,087,815          198,955
Oregon Fund              3,353,292          125,232
Pennsylvania Fund        4,096,911          182,142
Puerto Rico Fund         1,220,228           57,125

Distributors may be entitled to reimbursement or compensation under the Rule 12b-1 distribution plans relating to both classes. See "Plans of Distribution" below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.



DISTRIBUTION PLANS

Each class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Class I Plan" and "Class II Plan," respectively, or "Plan(s).)"

The Class I Plan (all Funds except the Michigan Fund). Under the Class I Plan, each Fund may pay up to a maximum of 0.10% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I Plan, the Board has determined that the annual fees payable under the Class I Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of a Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of a Fund that were acquired before May 1, 1994 ("Old Assets"). Such fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Class I Plan, such as advertising.

The fee is a Class I expense so that all Class I shareholders, regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Board to allow each Fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I Plan.

Michigan Fund. Under the Plan the Michigan Fund may pay up to a maximum of 0.15% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

All Class I Plans. Pursuant to the Class I Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Trust, Distributors or its affiliates.



The Class I Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

For the fiscal year ended February 28, 1995, aggregate amounts paid by Class I shares pursuant to the Plan were as follows:

                   AGGREGATE                  PRINTING                 PAYMENTS
                     RULES                      AND        PAYMENTS       TO
                     12B-1                   MAILING OF       TO        BROKERS
                   FEES PAID     ADVER-       PROSPEC-      UNDER-        OR
                    BY FUND      TISING        TUSES       WRITERS      DEALERS
                    -------      ------        -----       -------      -------
Arizona Fund     $ 428,271     $ 59,958    $ 34,262       $ 29,979   $ 304,072
Colorado Fund       113,322      14,079        10,688       7,403       81,152
Connecticut Fund    90,379       12,653        7,230        5,423       65,073
High Yield Fund    1,918,113     287,717      134,268      115,087     1,381,041
Indiana Fund        27,021        3,513        2,972        1,351       19,185
New Jersey Fund     310,985      40,428        27,989       18,659      223,909
Oregon Fund         210,327      30,647        17,306       11,268      151,106
Pennsylvania        343,475      44,652        30,913       20,608      247,302
  Fund
Puerto Rico Fund    100,210      13,027        10,021       6,013       71,149



The Class II Plan. Under the Class II Plan, each class is permitted to pay to Distributors or others annual distribution fees, payable quarterly, of 0.50% of Class II's average daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the class. In addition to this amount, under the Class II Plan, each class shall pay 0.15% per annum, payable quarterly, of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Class II shares on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

Class I and Class II Plans. In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Funds, the Manager or Distributors or other parties on behalf of the Funds, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.



In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1.



To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.



The Class I Plan was approved by the public shareholders in April, 1994. Class II Plan was approved by the sole initial shareholder of Class II shares in April 1995. Both Plans were approved by the trustees of the Fund, including those trustees who are not interested persons, as defined in the 1940 Act. The Class I Plan is effective through March 31, 1996 and the Class II Plan is effective through April 30, 1996. Both Plans are renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, the underwriting agreement with Distributors, or with respect to any one class, by vote of a majority of that class' outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.



The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.



GENERAL INFORMATION

PERFORMANCE



As noted in the Prospectus, each Fund may from time to time quote various performance figures for each class to illustrate past performance and may occasionally cite statistics to reflect volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Funds to compute or express performance for each class follows.



TOTAL RETURN



The average annual total return is determined by finding the average annual compounded rates of return over one-, five-, and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order and that income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by each class, you should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual compounded rates of return for Class I shares for the indicated periods ended February 28, 1995 were as shown below.



                                      AVERAGE ANNUAL TOTAL RETURN
                          INCEPTION                                    FROM
                         OF THE FUND     ONE-YEAR      FIVE-YEAR    INCEPTION
Arizona Fund               09/01/87       -2.62%         6.79%        7.37%
Colorado Fund              09/01/87        -3.21         6.95          7.61
Connecticut Fund           10/03/88        -3.88         5.93          6.37
High Yield Fund            03/18/86        -2.04         7.24          7.94
Indiana Fund               09/01/87        -3.64         6.89          7.76
New Jersey Fund            04/23/88        -3.11         6.70          7.60
Oregon Fund                09/01/87        -2.92         6.50          6.93
Pennsylvania Fund          12/01/86        -2.10         6.95          6.56
Puerto Rico Fund           04/03/85        -2.72         6.56          7.62

The above figures were calculated according to the following SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)



As discussed in the Prospectus, a Fund may quote total rates of return for each class in addition to the average annual total return for each class. These quotations are computed in the same manner as the average annual compounded rates, except they will be based on the actual return of a class for a specified period rather than on the average return over one-, five- and ten-year periods. The rates of total return for each Fund for the indicated periods ended February 28, 1995 were as follows:



                                        AGGREGATE TOTAL RETURN
                         INCEPTION
                        OF THE FUND                                   FROM
                                        ONE-YEAR      FIVE-YEAR     INCEPTION
Arizona Fund              09/01/87       -2.62%           38.90%        70.43%
Colorado Fund             09/01/87        -3.21           39.93         73.41
Connecticut Fund          10/03/88        -3.88           33.41         48.54
High Yield Fund           03/18/86        -2.04           41.81         98.29
Indiana Fund              09/01/87        -3.64           39.51         75.13
New Jersey Fund           05/12/88        -3.11           38.33         64.66
Oregon Fund               09/01/87        -2.92           37.00         65.32
Pennsylvania Fund         12/01/86        -2.10           39.94         68.95
Puerto Rico Fund          04/03/85        -2.72           37.39        107.03



CURRENT YIELD

The current yield of each class reflects the income per share earned by a Fund's portfolio investments and is determined by dividing the net investment income per share of each class earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yield for Class I shares for the 30-day period ended February 28, 1995 was as follows:



                                       CURRENT
                                        30-DAY
                                        YIELD
Arizona Fund                            5.15%
Colorado Fund                            5.34
Connecticut Fund                         5.44
High Yield Fund                          6.46
Indiana Fund                             5.21
New Jersey Fund                          5.33
Oregon Fund                              5.23
Pennsylvania Fund                        5.35
Puerto Rico Fund                         5.19

These figures were obtained using the SEC formula:

                                                6
                           Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = interest earned during the period



b = expenses accrued for the period (net of reimbursements)



c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

30-DAY TAX EQUIVALENT YIELD



Each Fund may also quote a tax equivalent yield for each class that demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Tax equivalent yield is computed by dividing the portion of the class' yield (computed as indicated above) that is tax-exempt by one minus the highest applicable combined federal and state income tax rate (and adding the product to the portion of the class' yield that is not tax-exempt, if any). The tax equivalent yield for Class I shares for the 30-day period ended February 28, 1995 was as follows:



                                   30-DAY TAX
                                   EQUIVALENT
                                      YIELD
Arizona Fund                         9.16%
Colorado Fund                        9.31
Connecticut Fund                     9.45
High Yield Fund                      10.70
Indiana Fund                         8.93
New Jersey Fund                      9.49
Oregon Fund                          9.52
Pennsylvania Fund                    9.11
Puerto Rico Fund                     8.59



The following table lists the state and the combined state and federal income tax rates upon which the Trust's tax equivalent yield quotations are based. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. The Trust expects updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, such as the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for any Fund.



                                 STATE                  COMBINED*
Arizona                          6.90%                   43.77%
Colorado                          5.00                   42.62
Connecticut                       4.50                   42.32
Indiana                           3.40                   41.65
New Jersey                        6.58                   43.57
Oregon                            9.00                   45.04
Pennsylvania                      2.80                   41.29
Puerto Rico                       --                     39.60

*Based on the maximum combined state and federal tax rate in effect as of the date of this SAI. The maximum federal tax rate in effect as of the date of this SAI was 39.6%.

Quotations of taxable equivalent yield by the Funds in advertisements may reflect assumed rates of return which are not intended to represent historical or current distribution rates or yields. Such quotations will be used in sales literature, such as Franklin's Tax-Free Yield Calculator, to illustrate the general principle of the impact taxes have on rates of return or to show the taxable rate of return that would be needed to match a tax-free rate of return.

CURRENT DISTRIBUTION RATE



Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate of a class demonstrates the taxable distribution rate equivalent to a Fund's current distribution rate (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal and state tax rates available to a Fund.

Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.



The current distribution rate for each Fund for the 12-month period ended February 28, 1995 was as follows:

                                 CURRENT
                              DISTRIBUTION
                                  RATE
Arizona Fund                      5.59%
Colorado Fund                     5.55%
Connecticut Fund                  5.61%
High Yield Fund                   6.52%
Indiana Fund                      5.54%
New Jersey Fund                   5.40%
Oregon Fund                       5.32%
Pennsylvania Fund                 5.88%
Puerto Rico Fund                  5.79%

VOLATILITY



Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by an index considered representative of the types of securities in which the Funds invest. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.



OTHER PERFORMANCE QUOTATIONS



For investors who are permitted to purchase Class I shares of a Fund at net asset value, sales literature pertaining to Class I may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.



Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.



A Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.



COMPARISONS



To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials regarding the Funds may discuss certain measures of performance of each class as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples.



Lipper Fixed-Income Fund Performance Analysis ranked the Colorado Fund number one in total return in the Colorado Municipal Debt Funds Category for its five-year total return for the year ended December 31, 1994, with a total return of 38.98%. There were six funds in the category.

Lipper Fixed-Income Fund Performance Analysis ranked the Oregon Fund number one in total return in the Oregon Municipal Debt Funds Category for its five-year total return for the year ended December 31, 1994, with a total return of 35.85%. There were five funds in the category.

Lipper Fixed-Income Fund Performance Analysis ranked the Indiana Fund number one in total return in the Other Single States Municipal Debt Funds Category for its five-year total return for the year ended December 31, 1994, with a total return of 39.59%. There were six funds in the category.

Lipper Fixed-Income Fund Performance Analysis ranked the Pennsylvania Fund number one in total return in the Pennsylvania Municipal Debt Funds Category for its one-year total return for the year ended December 31, 1994, with a total return of -3.28%. There were forty-four funds in the category.

The Lipper Fixed-Income Fund Performance Analysis and Lipper Mutual Fund Yield Survey for Industry Averages - measure total return and average current yield for the mutual fund industry. They rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

In addition to such reports by Lipper, the following publications and indices may be used to discuss or compare Fund performance:

Lehman Brothers Municipal Bond Index measures yield, price, and total return for the municipal bond market.

Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years.

Bond Buyer 40 Bond Index is an index of municipal bond yields based on yields of 40 general obligation bonds maturing in maturity of 29-30 years.

Salomon Brothers Composite High Yield Index covers much of the below-investment grade U.S. corporate bond market. It combines previously published indices to create a broad index for the high-yield market. To enter the index, an issue must be rated speculative by S&P or Moody's.

Salomon Brothers Broad Investment Grade Index is representative of the entire universe of taxable fixed-income investments. It includes issues of U.S. government securities, and any agency thereof; corporate issues of investment grade, mortgage backed securities; and yankee bonds.

Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government, $50 million for all others. It is a composite of the Government Corporate Index and the Mortgage-Backed Securities Index.

Savings & Loan Historical Interest Rates as published by the U.S. Savings & Loan League Fact Book.

Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

CDA Mutual Fund Report, published by CDA Investment Technologies Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Financial Publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, and Money magazine.

Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.



From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived by an investment in the Funds. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of a class to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Funds involve the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that a Fund will continue its performance as compared to such other averages.



Franklin had the first single-state municipal bond funds in California, Massachusetts, Michigan, Minnesota and Ohio.

OTHER FEATURES AND BENEFITS

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1995, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1995.) Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide an investor with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the United States government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of an investment in a Fund.

Currently, there are more mutual funds than there are stocks listed on the Exchange. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectuses, shares of a Fund are generally sold through securities dealers or other financial institutions. Investment representatives of such securities dealers or financial institutions are experienced professionals who can offer advice on the type of investment suitable to an investor's unique goals and needs, as well as the types of risks associated with such investment.



Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.)



MISCELLANEOUS INFORMATION



Each Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $41 billion in municipal bond assets for over half a million investors. According to Research and Ratings Review, Volume II, dated February 28, 1994, Franklin's municipal research team ranked number 2 out of 1,000 investment advisory firms surveyed by TMS Holdings, Inc. As of November 14, 1994, this ranking was unchanged.



The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.



From time to time, advertisements or sales material issued by a Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the annual amount of time, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.



From time to time, the number of shares of beneficial interest of any Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of a Fund's outstanding shares.



Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets if you are held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against you for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.



OWNERSHIP AND AUTHORITY DISPUTES



In the event of disputes involving multiple claims of ownership or authority to control your account, the Trust has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Trust to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated February 28, 1995, including the auditor's report, and the unaudited financial statements in the Semi-Annual Report to Shareholders of the Trust dated August 31, 1995, are incorporated herein by reference.



APPENDIX

FURTHER INFORMATION ON SPECIAL FACTORS
AFFECTING EACH STATE FUND

The following information is a summary of special factors affecting each of the individual State Funds. It does not purport to be a complete description of such factors and is based primarily upon information derived from public documents relating to securities offerings of issuers of such states and other historically reliable sources such as S&P Creditweek Municipal. The Trust has not independently verified any of this data. The market value of the shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

ARIZONA

In 1970, Arizona retired its general obligation bonds and is now constitutionally prohibited from issuing such debt. The state currently relies on revenue bonds, lease obligations, and pay-as-you-go financing to support its financing needs. Arizona's debt level is moderate with debt service representing 2.4% of the state's revenues. On a per capita basis, debt was $279 or 1.6% of personal income for fiscal 1993.

Beginning in 1985, Arizona experienced five consecutive fiscal years with budget shortfalls. These shortfalls were managed with budget cuts, one-time adjustments, tax accelerations and borrowing. In 1990, a $250 million tax increase, combined with budget cuts, resulted in a general fund balance equal to 2% of operating expenditures, down from 21% in 1980. This balance was maintained in fiscal 1991 but fell to 0.2%, a $5.2 million general fund balance, after certain tax refunds. Fiscal 1993, buoyed by an accelerating state economy, helped Arizona regain an earlier level of liquidity, a comfortable 2.0% of expenditures. Fiscal 1994, with strong revenues growth, was expected to close with a general fund balance of approximately 2% also.

COLORADO

As a result of the state's weak 1991 closing position and the increased Medicaid funding demands, the state faced a potential $92 million funding gap at the beginning of fiscal 1992. By implementing a combination of reduced appropriations and revenue adjustments, including elimination of the deduction for state income taxes, the state closed the funding gap and, as of June 30, 1992, reported a General Fund balance of $72 million. This figure fell short of the 3% statutorily required reserve of $84 million. Colorado, however, has maintained an adequate financial position since June 30, 1992, despite increasing expenditure demands from Medicaid, corrections and education. As of June 30, 1993, Colorado reported a $326 million General Fund reserved balance of approximately 6.1% of expenditures, a sharp increase from the previous year's $133 million figure and an amount well above the statutorily required reserve of 3%. The increase was attributable to a better than anticipated operating surplus of $89 million, resulting from reduced expenditures, and the elimination of certain tax deductions.

By fiscal 1994, the state committed to fully fund the implementation of the School Finance Act of 1988 ("1988 Act"). While the 1994 budget increased the state's share of total K-12 education funding by $200 million, the funding was not at the levels anticipated by the 1988 Act. The purpose of the 1988 Act was to reduce school districts' reliance on property taxes, while equalizing school funding across the state. The act included a series of actions designed to ease the state's increased funding commitment, which had fallen short of expectations.

Preliminary results for fiscal 1994 indicate that Colorado finished the year with a $337 million general fund balance.

For fiscal 1995, Colorado adopted a new school financial reform measure that attempts to further equalize school funding across the state. Colorado projects a $258 million general fund balance at fiscal 1995 end. The state's constitutional revenue and spending limitation should not affect the fiscal 1995 budget.

CONNECTICUT

In the mid-1980s, Connecticut's strong economy resulted in successful financial operations. Beginning in 1988, the state's economy weakened, producing severe revenue shortfalls and social service spending in excess of budgeted amounts. Large tax increases and spending control measures proved inadequate. For the fiscal year ended 1991, four years of successive operating deficits had accumulated into a nearly $1.0 billion deficit for the General Fund, which was addressed through the issuance of five year recovery notes totaling almost $966 million.

To provide for stability of the income stream and a new tax structure more favorable to business and industry, Connecticut restructured its tax base. The new structure eliminated the taxes on capital gains, dividends and interest, instituted a personal income tax of 4.5% and reduced the sales tax to 6% from 8%. In addition, the state adopted a slower rate of spending. As a result of the tax change, severe spending restraint and increased federal Medicaid reimbursement, the state posted an operating surplus of $110 million for fiscal 1992, after a four-year series of deficits, with the entire amount applied to the retirement of state economic recovery notes.

The state's fiscal 1993 budget retained the 1992 tax structure, sharpened the focus on spending restraint, and incorporated pension funding changes to generate savings. The operating surplus for the fiscal year was $113 million, comparing favorably with the budgeted surplus of $4 million; but was partly offset by a shortfall in federal aid payments.

Fiscal 1994 ended with an operating surplus of approximately $169 million, $149 million of which was used to pay debt service of the recovery notes. Despite budgetary surpluses for fiscal years 1992-94, the state's deficit on a GAAP basis increased each year because of the application of one-time surpluses for operating requirements.

Budget adjustments for 1995 were relatively modest, with the largest changes reflecting the incorporation into the General Fund of a formerly uncompensated care pool after a court invalidated the state's method of financing.

In February 1995, the governor submitted a budget for the 1996-97 biennium that called for a reduction of state income tax rates from 4.5% to 3.0% and decreased overall expenditures. Many of the proposed cuts faced political opposition.

INDIANA

The steady growth in the state's economy from the mid- to late-1980s, resulted in sustained income and sales tax revenue growth. As a result of economically driven revenue growth and some tax rate increases, the state's financial position which had declined significantly during the recession of the early 1980s has improved substantially. In 1984, the state legislature established an economic stabilization reserve fund intended to lessen the impact of future economically-driven revenue shortfalls. As of June 30, 1993, the budget stabilization fund had grown to $334.8 million and the general and property tax replacement operating cash balance to $189.7 million, for a combined working balance of $524.5 million or 8.3% of general and property tax replacements, down from 11% in 1992.

During the latter part of the 1990 fiscal year, the national economic slowdown started to affect state revenues. Through June 30, 1994, the state had seen a significant slow down in sales and personal income taxes which are the most important revenue sources for the state. In addition to slower revenue growth, the state had reserve fund drawdowns due to some expenditure pressures, with Medicaid the fastest-growing portion of the state's budget. The fiscal 1993 Medicaid-assistance budget was nearly $200 million over initial budget projections. While the state has initiated some expenditure controls, the shortfalls primarily have been made up by balance utilization. To address a budgeted shortfall in the fiscal 1994-1995 biennium, the state effected large Medicaid cost controls.



MICHIGAN

In fiscal 1991, Michigan faced an estimated $1.8 billion budgetary gap caused, in part, by a decrease in tax revenues during the most recent recession. This deficit was reduced to $90 million through measures enacted in 1991 and 1992 which cut public assistance by more than $500 million, imposed a state hiring freeze, and resulted in the utilization of the general and budget stabilization funds' reserves. At the beginning of fiscal 1993, Michigan's operating deficit had been eliminated.

Michigan's financial position improved in fiscal 1993, and $282 million was deposited in the state's budget stabilization fund at year end. Fiscal 1994 ended with a surplus of $463 million, which was due to strong revenue growth resulting from a strong state economy, spending restraint, and the imposition of a two cent sales tax increase to fund statewide school finance reform. Under that reform, the dedicated sales tax replaced local property taxes as the primary funding source.

The state expects that the budget stabilization fund balance will increase to $1.2 billion at the close of fiscal 1995 from $779 million at 1994 fiscal year end. In early 1995, Michigan enacted tax cuts totaling $186 million. If the year-end surplus is larger than expected, the tax cuts would grow. Tax cuts in fiscal 1996 will cost $246 million.

Michigan's debt burden is moderate, with all ratios below the national median.



NEW JERSEY



Due to the recent recession, New Jersey depleted its operating fund balance by fiscal 1991. During fiscal years 1992-94 New Jersey tax revenues showed little growth while demands for welfare and other economic relief grew. During this period the state became increasingly dependent on non-recurring revenues to balance the budget.



Beginning in 1994, New Jersey cut income tax rates by 15%. While overall budget expenditures were cut for fiscal year 1995 somewhat to accommodate the rate cut, the bulk of the funds were scheduled to be achieved by cutting retiree pension fund contributions (but not benefits).

New Jersey's credit strength is based on its broad-based economy, high wealth levels, and history of maintaining a positive financial position. Debt ratios, once moderate, have been rising in recent years, and now are above average.

OREGON

Legislation enacted in Oregon in 1979 limits the biennial increase in state appropriations for general governmental purposes, excluding debt service and property tax relief, to an amount not greater than the rate of growth in personal income during the preceding two calendar years. Due to the slow rate of increase in revenues to the general fund compared to the rate of growth in personal income in recent years, appropriations since this legislation was enacted have been limited by availability of revenues rather than this legislation.

The state's General Fund financial performance has been strong. After addressing financial problems in the earlier part of the recent national recession, the state has been able to maintain satisfactory General Fund operations. For the 1989-1991 biennium, General Fund revenues were $163 million or 3.6% above original budgeted amounts. The 1991-1993 biennium had an ending balance surplus of $361 million. The 1993-1995 biennium budget anticipates an ending balance surplus of $332 million.

In November 1990, voters approved Measure 5, the property tax limitation initiative, which required the state to overhaul its expenditure and revenue structure. It also required the state to replace local property tax revenues lost by the public school system, as a result of the initiative, through fiscal 1996. The replacement requirement rose from $491 million in 1991-1993 to $1.6 billion in the 1993-1995 biennium. It is anticipated that by the 1995-1997 biennium, education funding will account for $1.4 billion or more than 50% of general fund expenditures. As a result of the passage of Measure 5, the state has reexamined its debt policy and existing debt has been restructured. The state has established a debt management plan which is intended to limit debt issuance to high priority projects thereby reducing the issuance of new debt.

PENNSYLVANIA

Pennsylvania experienced severe revenue shortfalls and declining human services expenditure growth in 1990-1991, due largely to the recession. Operating deficits for those two years exceeded $1.2 billion on a cash basis. To eliminate the deficit and meet increased spending requirements, the commonwealth adopted tax increases and controlled expenditures for fiscal 1992, such that the commonwealth ended fiscal 1992 with a small operating surplus of $8.8 million on a budgetary basis, which includes the elimination of the prior year's deficit of $453 million.

The commonwealth relied on cost controls rather than tax increases during fiscal 1993 and ended fiscal 1993 with a $64 million unreserved and undesignated General Fund surplus.

For fiscal 1994, Pennsylvania ended the year with a budget basis surplus of $336 million and a balance in the tax stabilization fund of $63 million, a significant restoration of budgetary resolves. This was made possible by federal Medicaid reimbursements totaling $520 million that helped offset $681 million of the Medicaid spending.

For fiscal 1995, the commonwealth is relying on its projected revenue growth of 5.6%, as well as surplus funds, to balance the budget under which expenditures increase 3.9%. The largest area of increased spending is Medicaid, which is anticipated to grow by $221 million.

The Commonwealth has a moderate per capita debt level.

PUERTO RICO



Puerto Rico's debt level is high, due in large part to the island's development efforts and its centralized government which performs many functions carried on at the local level in the states, but also reflects the pressures of development, its considerable capital needs and the subsidy requirements for certain agencies. Debt ratios increased substantially in the 1970s. Since then, Puerto Rico has attempted to maintain its rate of debt growth at or below that of the gross domestic product and that effort has succeeded. Still, in 1994, tax-supported debt amounted to approximately 36% of total personal income.

In the past, Puerto Rico's financial position has followed general economic trends, with fiscal improvement occurring during periods of economic growth and deterioration in financial conditions experienced during economic downturns. During the recent recession, Puerto Rico has been able to balance its budget but only through the use of non-recurring measures such as tax amnesties, the sale of assets, and deductions from reserve funds.



For fiscal 1994, Puerto Rico estimated that its General Fund would have an accumulated deficit of approximately $118 million.

The General Fund budget for fiscal 1994 provides for a 4.9% spending increase in expenditures from fiscal 1994, with a 13.9% increase in spending for public safety and a 7.4% increase for education. The budget is expected to be balanced, but includes over $100 million in nonrecurring revenues, including $80 million from the sale of a long distance company, and is based on optimistic estimates of economic growth.







                                   FORM N-1A
                                     PART C
                               Other Information

Item 24   Financial Statements and Exhibits

     a) Financial Statements

     1) Unaudited Financial Statements incorporated herein by reference to the Registrant's Semi-Annual Report to Shareholders dated August 31, 1995 as filed with the SEC on Form Type N-30D on October 31, 1995.

         (i) Statements of Investments in Securities and Net Assets - August 31, 1995

         (ii)  Statements of Assets and Liabilities - August 31, 1995

         (iii) Statements of Operations - for the six months ended August 31,
               1995

         (iv) Statements of Changes in Net Assets - for the six months ended August 31, 1995 and the year ended February 28, 1995

         (v)   Notes to Financial Statements

     2) Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report To Shareholders dated February 28, 1995 as filed with the SEC on Form Type N-30D on April 26, 1995.

         (i)   Report of Independent Auditors

         (ii) Statements of Investments in Securities and Net Assets - February 28, 1995

         (iii) Statements of Assets and Liabilities - February 28, 1995

         (iv)  Statements of Operations - for the year ended February 28, 1995

         (v) Statements of changes in Net Assets - for the years ended February 28, 1995 and 1994

     b) Exhibits:

     The following exhibits are incorporated by reference as noted, except Exhibits 5(ii), 6(i), 6(ii), 8(iv), 8(v), 11(i) and 15(ii) which are attached.

     (1) copies of the charter as now in effect;

      (i)  Restated Agreement and Declaration of Trust dated
           October 26, 1984
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (iii)Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

     (2) copies of the existing By-Laws or instruments corresponding thereto;

       (i)  By-Laws
            Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  April 28, 1995

       (ii) Amendment to By-Laws dated December 8, 1987
            Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  April 28, 1995

       (iii)Amendments to By-Laws dated April 21, 1992
            Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  April 28, 1995

       (iv) Certificate of Amendment of By-Laws dated December 14,
            1993
            Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  April 28, 1995

       (v)  Certificate of Secretary dated February 28, 1994
            Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
            File No. 2-94222
            Filing Date:  April 28, 1995

     (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

             Not Applicable

     (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

             Not Applicable

     (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i)  Management Agreement between Registrant and Franklin
           Advisers, Inc. dated December 1, 1986
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Amendment to Management Agreement between Franklin Tax-Free Trust and Franklin Advisers, Inc. dated August 1, 1995

     (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

      (i) Amended and Restated Distribution Agreement between the Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995

      (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and securities dealers

     (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

             Not Applicable

     (8) copies of all  custodian  agreements  and  depository  contracts  under
         Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

      (i)  Custodian Agreement between Registrant and Bank of
           America NT & SA dated March 1, 1985
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 2, 1990
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (iii)Custodian Agreements between Registrant and
           Citibank Delaware
           1. Citicash Management ACH Customer Agreement
           2. Citibank Cash Management Services Master Agreement
           3. Short Form Bank Agreement - Deposits and
           Disbursements of Funds:
           Registrant: Franklin Premier Return Fund
           Filing:  Post-Effective Amendment No. 55 to
           Registration Statement on Form N-1A
           File No. 2-12647
           Filing Date:  March 1, 1996

      (iv) Master Custodian Agreement between Registrant and Bank of New York dated February 16, 1996

      (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996

     (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

      (i)  Agreement between Registrant and Financial Guaranty
           Insurance Company dated March 8, 1985
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Amendment to Agreement between Registrant and
           Financial Guaranty Insurance Company
           Registrant: Franklin New York Tax-Free Trust
           Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
           File No. 33-7785
           Filing Date: April 25, 1995

     (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable:

      (i)  Opinion and Consent of Counsel dated April 21, 1995
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

     (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act:

      (i)  Consent of Independent Auditors

     (12) all financial statements omitted from Item 23:

             Not Applicable

     (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling:

      (i)  Letter of Understanding dated September 21, 1992
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Letter of Understanding dated April 12, 1994
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

     (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

             Not Applicable

     (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

             (i) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                   Dated July 1, 1993

                   Franklin Arizona Insured Tax-Free Income Fund
                   Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                   Dated May 4, 1994

                   Franklin Alabama Tax-Free Income Fund
                   Franklin Arizona Tax-Free Income Fund
                   Franklin Colorado Tax-Free Income Fund
                   Franklin Connecticut Tax-Free Income Fund
                   Franklin Florida Tax-Free Income Fund
                   Franklin Georgia Tax-Free Income Fund
                   Franklin High Yield Tax-Free Income Fund
                   Franklin Indiana Tax-Free Income Fund
                   Franklin Insured Tax-Free Income Fund
                   Franklin Kentucky Tax-Free Income Fund
                   Franklin Louisiana Tax-Free Income Fund
                   Franklin Maryland Tax-Free Income Fund
                   Franklin Massachusetts Insured Tax-Free Income Franklin Michigan Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund Franklin Missouri Tax-Free Income Fund
                   Franklin New Jersey Tax-Free Income Fund
                   Franklin North Carolina Tax-Free Income Fund
                   Franklin Ohio Insured Tax-Free Income Fund
                   Franklin Oregon Tax-Free Income Fund
                   Franklin Pennsylvania Tax-Free Income Fund
                   Franklin Puerto Rico Tax-Free Income Fund
                   Franklin Texas Tax-Free Income Fund
                   Franklin Virginia Tax-Free Income Fund

                   Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
                   File No. 2-94222
                   Filing Date:  April 28, 1995

      (ii) Class II shares Distribution Plan pursuant to
           Rule 12b-1 on behalf of the following funds dated March 30, 1995:

                     Franklin Alabama Tax-Free Income Fund
                     Franklin Arizona Tax-Free Income Fund
                     Franklin Colorado Tax-Free Income Fund
                     Franklin Connecticut Tax-Free Income Fund
                     Franklin Florida Tax-Free Income Fund
                     Franklin Georgia Tax-Free Income Fund
                     Franklin High Yield Tax-Free Income Fund
                     Franklin Insured Tax-Free Income Fund
                     Franklin Louisiana Tax-Free Income Fund
                     Franklin Maryland Tax-Free Income Fund
                     Franklin Massachusetts Insured Tax-Free Income Franklin Michigan Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund Franklin Missouri Tax-Free Income Fund
                     Franklin New Jersey Tax-Free Income Fund
                     Franklin North Carolina Tax-Free Income Fund
                     Franklin Ohio Insured Tax-Free Income Fund
                     Franklin Oregon Tax-Free Income Fund
                     Franklin Pennsylvania Tax-Free Income Fund
                     Franklin Puerto Rico Tax-Free Income Fund
                     Franklin Texas Tax-Free Income Fund
                     Franklin Virginia Tax-Free Income Fund

     (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

      (i)  Schedule for compensation of performance quotation
           Registrant:  Franklin New York Tax-Free Trust
           Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
           File No. 33-7785
           Filing Date:  April 25, 1995

     (17) Power of Attorney

      (i)  Power of Attorney dated February 16, 1995
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

      (ii) Certificate of Secretary dated February 16, 1995
           Filing: Post Effective Amendment No. 21 to Registration Statement on Form N-1A
           File No. 2-94222
           Filing Date:  April 28, 1995

     Item 25 Persons Controlled by or under Common Control with Registrant

             None

     Item 26 Number of Holders of Securities

     As of December 31, 1995 the number of record holders of each series of securities of the Registrant were as follows:

                               Number of            Number of
                             Record Holders       Record Holders

    Title of Class              Class I              Class II

    Shares of Beneficial
    Interest

     Alabama Fund                  3,746                 22
     Arizona Insured Fund            663                N/A
     Arizona Fund                 14,124                 63
     Colorado Fund                 5,688                 31
     Connecticut Fund              3,992                 32
     Federal Intermediate Fund     2,112                N/A
     Florida Insured Fund          1,330                N/A
     Florida Fund                 23,824                111
     Georgia Fund                  3,562                 25
     High Yield Fund              91,235                982
     Indiana Fund                  1,711                N/A
     Insured Fund                 35,629                170
     Kentucky Fund                   936                N/A
     Louisiana Fund                2,487                  9
     Maryland Fund                 4,839                 38
     Massachusetts Insured Fund    6,739                 71
     Michigan Insured Fund        28,580                145
     Michigan Fund (NEW SERIES)      N/A                N/A
     Minnesota Insured Fund       13,269                 37
     Missouri Fund                 6,958                 46
     New Jersey Fund              16,191                121
     North Carolina Fund           5,963                 61
     Ohio Insured Fund            17,580                107
     Oregon Fund                   9,112                 68
     Pennsylvania Fund            18,034                112
     Puerto Rico Fund              6,501                 23
     Texas Fund                    2,856                  5
     Virginia Fund                 6,835                 61

     Item 27 Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Item 28 Business and Other Connections of Investment Adviser

The officers and directors of the Registrant's investment advisor also serve as officers and/or directors for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds, or the Templeton Group of Funds. In addition, Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B.

     Item 29 Principal Underwriters

(a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Value Investors Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin Templeton International Trust, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund.

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of the Registrant.

     Item 30 Location of Accounts and Records

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

     Item 31 Management Services

There are no management-related service contracts not discussed in Part A or Part B.

     Item 32 Undertakings

(i) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(ii) The Registrant hereby undertakes to comply with the information requirements in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

(iii)The Registrant hereby undertakes to file a Post-Effective Amendment on behalf of Franklin Michigan Tax-Free Income Fund using Financial Statements which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 14th day of March, 1996.

                                               FRANKLIN TAX-FREE TRUST
                                               By: Rupert H. Johnson, Jr.*
                                               Rupert H. Johnson, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*                 Trustee and Principal
Rupert H. Johnson, Jr.                  Executive Officer
                                        Dated:  March 14, 1996

Martin L. Flanagan*                     Principal Financial
Martin L. Flanagan                      Officer
                                        Dated:  March 14, 1996

Diomedes Loo-Tam*                       Principal Accounting
Diomedes Loo-Tam                        Officer
                                        Dated:  March 14, 1996

Frank H. Abbott, III*                   Trustee
Frank H. Abbott, III                    Dated:  March 14, 1996

Harris J. Ashton*                       Trustee
Harris J. Ashton                        Dated:  March 14, 1996

S. Joseph Fortunato*                    Trustee
S. Joseph Fortunato                     Dated:  March 14, 1996

David W. Garbellano*                    Trustee
David W. Garbellano                     Dated:  March 14, 1996

Charles B. Johnson*                     Trustee
Charles B. Johnson                      Dated:  March 14, 1996

Frank W. T. LaHaye*                     Trustee
Frank W. T. LaHaye                      Dated:  March 14, 1996

Gordon S. Macklin*                      Trustee
Gordon S. Macklin                       Dated:  March 14, 1996



*By /s/ Larry L. Greene
(Attorney-in-Fact)
Pursuant to Powers of Attorney previously filed




                            FRANKLIN TAX-FREE TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.            DESCRIPTION                     LOCATION

EX-99.B1(i)            Restated Agreement and              *
                       Declaration of Trust
                       dated October 26, 1984

EX-99.B1(ii)           Certificate of Amendment of         *
                       Agreement and
                       Declaration of Trust
                       dated July 16, 1991

EX-99.B1(iii)          Certificate of Amendment of         *
                       Agreement and
                       Declaration of Trust
                       dated April 21, 1992

EX-99.B1(iv)           Certificate of Amendment of         *
                       Agreement and
                       Declaration of Trust
                       dated December 14, 1993

EX-99.B1(v)            Certificate of Amendment of         *
                       Agreement and
                       Declaration of Trust
                       dated March 21, 1995

EX-99.B2(i)            By-Laws                             *

EX-99.B2(ii)           Amendment to By-Laws dated          *
                       December 8, 1987

EX-99.B2(iii)          Amendments to By-Laws dated         *
                       April 21, 1992

EX-99.B2(iv)           Certificate of Amendment dated      *
                       December 14, 1993

EX-99.B2(v)            Certificate of Secretary dated      *
                       February 28, 1994

EX-99.B5(i)            Management Agreement between        *
                       Registrant
                       and Franklin Advisers,
                       Inc. dated December 1,
                       1986

EX-99.B5(ii)           Amendment to Management            Attached
                       Agreement dated Auagust
                       1, 1995

EX-99.B6(i)            Amended and Restated               Attached
                       Distribution Agreement between
                       Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       March 29, 1995

EX-99.B6(ii)           Forms of Dealer Agreements         Attached
                       between Franklin/Templeton
                       Distributors, Inc. and
                       securities dealers

EX-99.B8(i)            Custodian Agreement between         *
                       Registrant and
                       Bank of America NT & SA
                       dated March 1, 1985

EX-99.B8(ii)           Amendment to Custodian              *
                       Agreement between
                       Registrant and Bank of America
                       NT & SA dated
                       April 2, 1990

EX-99.B8(iii)          Custodian Agreements between        *
                       Registrant and
                       Citibank Delaware

EX-99.B8(iv)           Master Custodian Agreement         Attached
                       between Registrant and Bank of
                       New York dated February 16,
                       1996

EX-99.B8(v)            Terminal Link Agreement            Attached
                       between Registrant and
                       Bank of New York dated
                       February 16, 1996

EX-99.B9(i)            Agreement between Registrant        *
                       and Financial
                       Guaranty Insurance Company
                       dated March 8, 1985

EX-99.B9(ii)           Amendment to Agreement between      *
                       Registrant
                       and Financial Guaranty
                       Insurance Company

EX-99.B10(i)           Opinion and Consent dated           *
                       April 21, 1995

EX-99.B11(i)           Consent of Independent             Attached
                       Auditors

EX-99.B13(i)           Letter of Understanding dated       *
                       September 21, 1992


EX-99.B13(ii)          Letter of Understanding dated       *
                       April 12, 1995

EX-99.B15(i)           Distribution Plans                  *
                       dated July 1, 1993 and
                       May 4, 1994

EX-99.B15(ii)          Class II shares                    Attached
                       Distribution Plan dated
                       March 30, 1995

EX-99.B16(i)           Schedule for computation of         *
                       performance quotation

EX-99.B17(i)           Power of Attorney dated             *
                       February 16, 1995

EX-99.B17(ii)          Certificate of Secretary dated      *
                       February 16, 1995


*Incorporated by Reference